UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 8, 2006
Double Eagle Petroleum Co.
(Exact name of registrant as specified in its charter)

Maryland	000-6529	83-0214692

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 Overland Trail (P. O. Box 766), Casper, Wyoming		82601

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (307) 237-9330
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
On August 8, 2006, Double Eagle Petroleum Co. (the “Company”) issued a press release entitled “Double Eagle Petroleum Reports Project Update.” The press release is attached as Exhibit 99.1 hereto.
On August 10, 2006, the Company issued a press release entitled “Double Eagle Petroleum Reports 2nd Quarter Results.” The press release is attached as Exhibit 99.2 hereto.
In accordance with General Instruction B.2 of Form 8-K, the information in this report shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing.
Item 9.01. Financial Statements and Exhibits.
     Exhibit 99.1 Press Release dated August 8, 2006
     Exhibit 99.2 Press Release dated August 10, 2006
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 10, 2006	DOUBLE EAGLE PETROLEUM CO.
	By:	/s/ Stephen H. Hollis
Stephen H. Hollis, Chief Executive Officer

INDEX TO EXHIBITS

Exhibit Number	Description

Exhibit 99.1	Press Release dated August 8, 2006
Exhibit 99.2	Press Release dated August 10, 2006

3